Exhibit 99.1

News Release

For Further Information Call:

Dr. Chris L. Koliopoulos
President and CEO
Voice: 860-347-8506
inquire@zygo.com

For Immediate Release

JOHN P. JORDAN NAMED CFO OF ZYGO

MIDDLEFIELD, CONNECTICUT (February 17, 2011)…Zygo Corporation (NASDAQ:ZIGO), a worldwide supplier of optical metrology instruments and high precision optical systems, today announced the appointment of John P. Jordan to the position of Vice President and Chief Financial Officer effective immediately.

Most recently, Mr. Jordan served as Vice President, Chief Financial Officer and Treasurer of Baldwin Technology Company, Inc., a publicly-traded global manufacturer of printing press accessories and controls for the newspaper publishing and commercial printing industries. Prior to joining Baldwin, Mr. Jordan served for over nine years as Treasurer and Vice-President of Paxar Corporation, a publicly-traded global manufacturer of apparel identification products, bar code identification machinery and supplies. Mr. Jordan, who earned his BSBA in accounting at the University of Florida and is a Certified Public Accountant, began his business career with Arthur Andersen & Co.

Commenting on the appointment, Dr. Chris Koliopoulos, President and CEO, stated, “John’s experience in global manufacturing environments and his leadership skills in business development and finance will greatly benefit Zygo as we continue to execute on our plans to build shareholder value. John’s broad business experience will be a valuable asset to our management team.”

Mr. Jordan commented, “I was attracted to Zygo by its stature as an innovative leader in the metrology and optics markets. I look forward to working with Chris and the management team to continue to build on the tradition of entrepreneurship and innovation that has made the company a globally recognized name in optical technology.”

Zygo Corporation is a worldwide supplier of optical metrology instruments, precision optics, and electro-optical design and manufacturing services serving customers in the semiconductor capital equipment, bio-medical, scientific and industrial markets.

Forward-Looking Statements
All statements other than statements of historical fact included in this news release regarding financial performance, condition and operations, and the business strategy, plans, anticipated revenues, bookings, market acceptance, growth rates, market opportunities, and objectives of management of the Company for future operations are forward-looking statements. Forward-looking statements are intended to provide management’s current expectations or plans for the future operating and financial performance of the Company based upon information currently available and assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plans,” “strategy,” “project,” and other words of similar meaning in connection with a discussion of future operating or financial performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are fluctuations in capital spending of our customers; fluctuations in revenues to our major customer; manufacturing and supplier risks; risks of booking cancellations, push-outs and de-bookings; dependence on timing and market acceptance of new product development; rapid technological and market change; risks in international operations; risks related to the reorganization of our business; dependence on proprietary technology and key personnel; length of the revenues cycle; environmental regulations; investment portfolio returns; fluctuations in our stock price; the risk that anticipated growth opportunities may be smaller than anticipated or may not be realized; risks related to recent and announced business acquisitions, including the acquisition of the assets of ASML US, Inc.’s Richmond, California facility, and integration of the business and employees; and the risk related to the Company’s recent and announced changes to senior management. Zygo Corporation undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this news release. Further information on potential factors that could affect Zygo Corporation’s business is described in our reports on file with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended June 30, 2010, filed with the Securities and Exchange Commission on September 13, 2010.